UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012 (June 5, 2012)

AMC NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 324-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 5, 2012, AMC Networks Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on April 24, 2012.

(b) Stockholders voted on the matters set forth below. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the following four directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Neil M. Ashe	46,601,651	2,041,670	3,230,872
Alan D. Schwartz	45,870,571	2,772,750	3,230,872
Leonard Tow	46,676,747	1,966,574	3,230,872
Robert C. Wright	46,755,999	1,887,322	3,230,872

The Company’s Class B stockholders elected the following eight directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld
James L. Dolan	135,344,080	0
Charles F. Dolan	135,344,080	0
Kristin A. Dolan	135,344,080	0
Patrick F. Dolan	135,344,080	0
Thomas C. Dolan	135,344,080	0
Brian G. Sweeney	135,344,080	0
Marianne Dolan Weber	135,344,080	0
William J. Bell	135,344,080	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
186,455,216	166,250	596,807	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved AMC Networks Inc. Amended and Restated 2011 Employee Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
183,003,320	979,093	4,988	3,230,872

4.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved AMC Networks Inc. Amended and Restated 2011 Cash Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
182,808,662	1,055,938	122,801	3,230,872

5.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved AMC Networks Inc. Amended and Restated 2011 Stock Plan for Non-Employee Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
182,060,629	1,315,208	611,564	3,230,872

6.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
179,024,828	677,122	4,285,451	3,230,872

7.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
146,832,015	70,069	33,233,936	3,851,381	3,230,872

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC NETWORKS INC. (Registrant)

By:	/s/ Anne G. Kelly
	Name:	Anne G. Kelly
	Title:	Senior Vice President and Secretary

Dated: June 6, 2012

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